Investment in equity investees (Tables)	12 Months Ended
Dec. 31, 2013
Schedule Of Equity Method Investees [Table Text Block]
Years ended December 31,	2013	2012	2011
(in thousands)
Operating results:
Total revenues	$1,302,637	$796,185	$623,595
Total expenses	1,024,713	570,450	579,186
Income tax (benefit) expense	39,301	(36,914)	(16,656)
Net income	$238,623	$262,649	$61,065

At December 31,		2013	2012
(in thousands)
Balance Sheet:
Total assets		$5,987,802	$5,652,824
Total liabilities		$4,036,484	$3,921,888